Cash and cash equivalents	6 Months Ended
Jun. 30, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents

Note 12	Cash and cash equivalents
Cash includes cash at bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term notes with a maximum maturity of three months that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates.

in € thousand	June 30, 2024	December 31, 2023
Cash in hand	7	9
Cash at bank	131,406	126,070
CASH AND CASH EQUIVALENTS	131,413	126,080
In 2024, the minimum liquidity requirement for the Group according to the D&O Loan Agreement (see Note 13.1) is €35.0 million.